UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02(d) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2021, Cindy A. Yeilding was appointed to the Board of Directors (the “Board”) of Denbury Inc. (the “Company”). Ms. Yeilding will serve as a member of the Board’s Sustainability Committee and Nominating/Corporate Governance Committee. Following Ms. Yeilding’s appointment, the Board will be comprised of eight directors, seven of whom are independent.

Ms. Yeilding’s experience includes more than 35 years with BP in various roles of leadership and as a technical expert, most recently serving as Senior Vice President of BP America from April 2016 until her retirement in December 2020. While in this role, she chaired the coordinating subcommittee of the U.S. National Petroleum Council’s Carbon Capture, Use, and Storage study, leading a diverse group of over 300 participants from across the energy industry, other industries, state and federal government agencies, NGO’s, and other public interest groups, financial institutions, consultancies, academia, and research groups in the development of this influential study, which was published in 2020. Ms. Yeilding currently serves as the Board Chair for the Offshore Technology Conference and serves on the board of the Center for Houston’s Future Board of Directors. She previously served on the board of directors and executive committee of the Greater Houston Partnership. Ms. Yeilding has a Bachelor of Science degree in Geology from Southern Methodist University and a Master of Science degree in Geology from the University of North Carolina. Additionally, Ms. Yeilding was a founding member of the American Association of Petroleum Geologists Women’s Committee and initiated the women’s networking session for Women in Science and Engineering at the Offshore Technology Conference. In 2020, Ms. Yeilding was selected as one of Hart Energy’s “25 Most Influential Women in Energy”.

On March 16, 2021, following her appointment to the Board, Ms. Yeilding was granted 9,726 restricted stock units which vest ratably on December 4, 2021, 2022 and 2023 and, subject to certain conditions, including continued services through the applicable vesting date, will be settled in shares of common stock within 30 days after December 4, 2023.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated March 16, 2021.
104	The cover page has been formatted in Inline XBRL.
*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: March 16, 2021	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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